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                                  AMENDMENT TO
                         NONEXCLUSIVE LIMITED ASSIGNMENT

        This Amendment is to the Nonexclusive Limited Assignment, dated September 20, 1996, between Trendwest Resorts, Inc., and Eagle Crest, Inc. who entered into the Nonexclusive Limited Assignment as Eagle Crest Partners, Ltd.

        This Amendment is made pursuant to Section 5.2 of the Nonexclusive Limited Assignment, which provides that "no supplement, modification or amendment of this Assignment shall be binding unless in a writing executed by each of the parties."

        Capitalized terms used, but not otherwise defined herein, shall have the same meanings assigned to such terms in the Nonexclusive Limited Assignment.

Section 3.5 ("Trendwest Fee") of the Nonexclusive Limited Assignment is hereby deleted in its entirety, and replaced with the following:

               3.5 Trendwest Fee. As its sole compensation for servicing promissory notes resulting from Developer's sale of WorldMark Vacation Credits, Trendwest shall be entitled to retain all interest collected by Trendwest on said promissory notes. Developer agrees to repurchase all such promissory notes that are in default immediately upon demand by Trendwest for the then current principal balance due.

All other terms of the Nonexclusive Limited Assignment shall remain unchanged. In the event this Amendment conflicts with the Nonexclusive Limited Assignment, this Amendment shall prevail.

The individuals signing this Amendment are signing in a representative capacity for the entity whose name is set forth immediately above their signature, and said individuals hereby warrant that they have been expressly authorized to sign this Amendment on behalf of such entity.


TRENDWEST:                                  DEVELOPER:

TRENDWEST RESORTS, INC.                     EAGLE CREST, INC.


By: ______________________________          By: ______________________________
    William F. Peare, President                 Jerry Andres, President

Date: ____________________________          Date: ____________________________